U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                        UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 15, 2002
                ---------------------------------
                (Date of earliest event reported)

                     Innovative Software Technologies, INC.
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        (Exact name of small business issuer as Specified in its Charter)

        California                     000-1084047              95-4691878
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)


                 204 NW Platte Valley Drive, Riverside, MO 64150
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                    (Address of Principal Executive Offices)

                                 (816) 584-8030
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                         (Registrant's Telephone Number)

Items 1 through 4.  Not applicable

Item 5. Other Events

On March 12, 2002, Innovative Software Technologies, Inc. (the "Company") entered into a definitive agreement to acquire iCrypt, Inc., a Torrance, California, technology company. The Company completed the due diligence process in both the financial and technical areas and determined that certain terms and conditions precedent to close could not be met. On November 5, 2002, the Company submitted a formal termination letter to iCrypt, Inc. informing them of the Company's intention to terminate the acquisition of iCrypt, Inc. under the terms and conditions of the original agreement.

Item 6 and 7.  Not applicable

                                   SIGNATURES
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In accordance with the  requirements of the Exchange Act, the registrant  caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Innovative Software Technologies, Inc.

Date:   November 15, 2002                 /s/ Douglas S. Hackett
                                          --------------------------
                                          Douglas S. Hackett
                                          President, Chief Executive Officer
                                          and Director

                                          /s/ Linda W. Haslem
                                          ------------------------
                                          Linda W. Haslem
                                          Chief Financial Officer